UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2014

HD SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-159809	75-2007383
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

3100 Cumberland Boulevard Suite 1480, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 25, 2014, HD Supply, Inc.’s parent company, HD Supply Holdings, Inc. (the “Company” or “HD Supply”) issued a press release, filed as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the three months and fiscal year ended February 2, 2014.

The information contained in Item 7.01 concerning the presentation to HD Supply investors is hereby incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.2, and incorporated herein by reference, was presented to certain investors of HD Supply on March 25, 2014 and may be used by HD Supply and HD Supply, Inc. in various other presentations to investors.  In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release “HD Supply Holdings, Inc. Announces Fiscal 2013 Full-Year and Fourth-Quarter Results,” dated March 25, 2014.

99.2	HD Supply presentation to investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2014	HD SUPPLY, INC.

	By:	/s/ Ricardo J. Nunez
Ricardo J. Nunez
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release “HD Supply Holdings, Inc. Announces Fiscal 2013 Full-Year and Fourth-Quarter Results,” dated March 25, 2014.

99.2	HD Supply presentation to investors.